Exhibit 10.16

Final

AMENDMENT TO SERVICES AGREEMENT

THIS AMENDMENT TO SERVICES AGREEMENT (this “Amendment”), dated as of September 6, 2018 and effective as of August 1, 2018 (the “Effective Date”), is made and entered into by and between INX Limited, a company organized under the laws of Gibraltar (the “Company”) and Bentley Limited, a company organized under the laws of England and Wales (the “Consultant”). Each of the Consultant and the Company shall sometimes be referred to as a “Party” and collectively, as the “Parties”.

RECITALS

WHEREAS, the Parties entered into a Services Agreement, dated March 8, 2018 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall bear the meanings ascribed to them in the Agreement.

2.	Section 2.1 (ii) shall be deleted and replaced in its entirety with the following:

“(ii) that the total aggregate number of Tokens granted to Consultant pursuant to this Agreement shall not exceed 100,000 Tokens.”.

3.	Unless amended hereby, all provisions of the Agreement shall remain in full force and effect.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

[Signature Page to the Amendment to Services Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

/s/ Alan Silbert	/s/ James Crossley
INX LIMITED	BENTLEY LIMITED

By: Alan Silbert, Director	By: James Crossley, Director

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